UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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SiTime Corporation

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SITIME CORPORATION

5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2024

May 2, 2024

SiTime Corporation (“SiTime,” “we,” “us” and “our”) is filing this proxy statement supplement (this “Proxy Supplement”) to update and amend its definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2024 in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2024 Annual Meeting of Stockholders to be held on Thursday, May 30, 2024 at 9:00 a.m. Pacific Time virtually via live webcast at https://meetnow.global/MJLVFCK (the “Annual Meeting”). Except as updated or supplemented by this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote by proxy or during the Annual Meeting. This Proxy Supplement should be read together with the Proxy Statement. This Proxy Supplement, our Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2023 Annual Report to Stockholders are available at www.investorvote.com/SITM.
The purpose of this Proxy Supplement is solely to correct certain errors in the Grants of Plan-Based Awards in Fiscal 2023 table on page 45 of the Proxy Statement. The changes are included in bold in the revised Grants of Plan-Based Awards in Fiscal 2023 table below.

Grants of Plan-Based Awards in Fiscal 2023
The following table shows for the fiscal year ended December 31, 2023, certain information regarding grants of plan-based awards to our named executive officers:

Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rajesh Vashist	RSU	2/21/23							29,323	3,457,769
	PRSU	2/21/23				10,996	21,992	43,984		2,593,297
	PRSU	2/21/23					21,992	43,984		3,522,459
	Bonus Plan	2/21/23	325,000	650,000	975,000

Elizabeth A. Howe	RSU	11/14/23							54,689	6,278,298

Fariborz Assaderaghi	RSU	2/21/23							8,552	1,008,452
	PRSU	2/21/23				2,138	4,276	8,552		504,226
	PRSU	2/21/23					4,276	8,552		684,887
	Bonus Plan	2/21/23	82,500	165,000	247,500

Lionel Bonnot	RSU	2/21/23							8,552	1,008,452
	PRSU	2/21/23				2,138	4,276	8,552		504,226
	PRSU	2/21/23					4,276	8,552		684,887
	Bonus Plan	2/21/23	79,063	158,126	237,189
	Sales Incentive Plan (5)	2/21/23		100,000	670,000

Piyush Sevalia	RSU	2/21/23							8,552	1,008,452
	PRSU					2,138	4,276	8,552		504,226
	PRSU						4,276	8,552		684,887
	Bonus Plan	2/21/23	82,500	165,000	247,500

Arthur D. Chadwick	RSU	2/21/23							7,738	912,465
	PRSU	2/21/23				1,934	3,869	7,738		456,233
	PRSU	2/21/23					3,869	7,738		619,698
	Bonus Plan	2/21/23	82,500	165,000	247,500
__________________________________________________
(1)Represents estimated possible payouts for fiscal 2023 under the Executive Bonus and Retention Plan. Payment of bonuses under the Executive Bonus and Retention Plan is dependent upon meeting specified performance goals. A description of the performance goals associated with such bonuses is included in “Compensation Discussion and Analysis.” Upon achievement, payment is made in RSUs, which are calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. In February 2024, the compensation committee granted RSUs to Messrs. Vashist, Bonnot, and Sevalia and Dr. Assaderaghi for 2,097, 612, 638, and 638 shares, respectively, as payment for achievement under the Bonus Plan for 2023.
(2)Represents PRSUs granted in February 2023, including two types of PRSUs: (i) Revenue PRSUs and (ii) Relative TSR PRSUs. Information related to these grants, including the stock price-based milestones and vesting schedules, is contained in “Compensation Discussion and Analysis.” The number of Relative TSR PRSUs that our named executive officers may earn is based on our TSR performance relative to the TSR performance of other companies in the Philadelphia Semiconductor Index over a two-year performance period beginning on January 1, 2023 and ending on December 31, 2024. Target performance of our Relative TSR PRSUs is achieved when our TSR is at the 55th percentile of the TSRs of the companies in the Philadelphia Semiconductor Index. The actual amount of Relative TSR PRSUs earned can range from 0%-200% of the target amount, corresponding to the percentile attainment of SiTime’s TSR as compared to the companies in the Philadelphia Semiconductor Index. The Relative TSR PRSUs have a performance condition and a service condition, and vest, so long as the executive continues to be employed with us, after the applicable two-year performance period if achieved, as to 50% on February 20, 2025 and then as to 50% on February 20, 2026. The Revenue PRSUs have a performance condition and a service condition, and vest, so long as the executive continues to be employed with us, after the applicable one-year performance period, as to 50% on the February 20, May 20, August 20, or November 20 following certification of achievement and then as to 25% on each annual anniversary of that vest date. The number of shares of our common stock to be issued upon vesting of the Revenue PRSUs will range from 0% to 200% of the target amount, based on our attainment of the GAAP revenue targets set by the compensation committee.
(3)Represents RSUs granted to our named executive officers, which are described further in the "Outstanding Equity Awards at December 31, 2023" table below.
(4)The value shown is based on the fair value as of the date of grant and was computed for the 2023 Revenue PRSUs by multiplying the (i) target number of PRSUs granted to each named executive officer by (ii) the fair value as calculated on the date of grant, and computed for the 2023 Relative TSR PRSUs by multiplying (i) the target number of PRSUs granted to each named executive officer by (ii) the fair value per share as calculated by the use of a Monte-Carlo simulation model. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.
(5)Represents estimated possible payouts for fiscal 2023 under the Sales Incentive Plan for Mr. Bonnot. Payment under the Sales Incentive Plan is dependent upon meeting specified performance goals. A description of the performance milestones associated with such bonus is included in “Compensation Discussion and Analysis.”

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Except as described in this Proxy Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares.

VOTING MATTERS
This Proxy Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting. If you have already voted by Internet, telephone or by mail, you do not need to take any action unless you wish to change your vote. Proxy voting instructions already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked.